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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 19, 1996

                  EquiVantage Home Equity Loan Trust 1996-4
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

              New York                    33-99364          Application Pending
----------------------------------    ---------------    -----------------------
  (State or Other Jurisdiction of     (Commission File       (I.R.S. Employer
           Incorporation)                  Number)          Identification No.)

 c/o EquiVantage Acceptance Corp.,                                 77040
      Attention: John E. Smith                           -----------------------
      13111 Northwest Freeway                                   (Zip Code)
           Houston, Texas
      -----------------------
(Address of Principal Executive Offices)

      Registrant's telephone number, including area code (713) 895-1957

                     13111 Northwest Freeway, Houston Texas 77040
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          (Former name or former address, if changed since last report)

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

      Item 5. Other Events

            In connection with the offering of EquiVantage Home Equity Loan Trust 1996-4 Home Equity Loan Asset-Backed Certificates, Series 1996-4, described in a Prospectus Supplement dated August 20, 1996, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

      Item 7. Financial Statements, Pro Forma Financial Information and
              Exhibits.

      (a) Not applicable

      (b) Not applicable

      (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

                                   SIGNATURES

            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       EQUIVANTAGE ACCEPTANCE CORPORATION
                                         as Sponsor and on behalf of

                                       EQUIVANTAGE HOME EQUITY LOAN TRUST 1996-4
                                                   Registrant


                                                    By:/s/  John E. Smith
                                                    ------  --------------------
                                                       Name:  John E. Smith
                                                       Title: President


Dated:  November 19, 1996

                                  EXHIBIT INDEX


Exhibit No.         Description                             Page No.
-----------         -----------                             --------

99.1                Related Computational Materials            6
                    (as defined in Item 5 above).